U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 25, 2011
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York	10043
(Address of principal executive	(Zip Code)
offices)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
1.1	Underwriting Agreement for 255,033,142 Warrants, dated January 25, 2011 among Citigroup Inc, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters

1.2	Underwriting Agreement for 210,084,034 Warrants, dated January 25, 2011 among Citigroup Inc, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters

4.1	Specimen Warrant for 255,033,142 Warrants (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A for the A Warrants filed on January 26, 2011)

4.2	Specimen Warrant for 210,084,034 Warrants (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A for the B Warrants filed on January 26, 2011)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2011	CITIGROUP INC.
	By:	/s/ MICHAEL J. TARPLEY
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number
1.1	Underwriting Agreement for 255,033,142 Warrants, dated January 25, 2011 among Citigroup Inc, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters

1.2	Underwriting Agreement for 210,084,034 Warrants, dated January 25, 2011 among Citigroup Inc, United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters

4.1	Specimen Warrant for 255,033,142 Warrants (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A for the A Warrants filed on January 26, 2011)

4.2	Specimen Warrant for 210,084,034 Warrants (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Form 8-A for the B Warrants filed on January 26, 2011)